EXHIBIT 10.68

SECOND AMENDMENT TO THE CREDIT AGREEMENT

among

MICRON TECHNOLOGY, INC.,
as Borrower

and

THE LENDERS PARTY HERETO,

and

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Collateral Agent

Dated as of April 26, 2017

JPMORGAN CHASE BANK, N.A.,
as Lead Arranger and Bookrunner

SECOND AMENDMENT
SECOND AMENDMENT, dated as of April 26, 2017 (this “Amendment”), to the CREDIT AGREEMENT, dated as of April 26, 2016 (as amended by the First Amendment, dated as of October 5, 2016 and as may be further amended, restated, supplemented or otherwise modified from time to time heretofore, the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) among MICRON TECHNOLOGY, INC., a Delaware corporation (the “Company”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent and as collateral agent (the “Administrative Agent”), the other agents party thereto and each of the financial institutions from time to time party thereto.
W I T N E S S E T H :
WHEREAS, the Company has requested that the Existing Credit Agreement be amended in the manner provided for herein; and
WHEREAS, (a) existing Lenders which consent to this Amendment (the “Consenting Lenders”) shall have the pricing of all of their Term Loans adjusted on the Second Repricing Date in accordance with this Amendment; (b) existing Lenders which do not consent to this Amendment (the “Non-Consenting Lenders”) shall be paid all accrued and unpaid interest on their Term Loans and have their Term Loans assigned to certain Persons (the “New Lenders”) on the Second Repricing Date in accordance with Section 2.26 of the Amended Credit Agreement and such New Lenders shall become Lenders under the Amended Credit Agreement and hold a portion of the Term Loans (or, in the case of any existing Lenders, hold a greater portion of the Term Loans), which Term Loans shall accrue interest on and after the Second Repricing Date at the pricing set forth in this Amendment and (c) the consent of the Required Lenders is required pursuant to Section 2.26 of the Existing Credit Agreement to effectuate the assignment contemplated by the preceding clause (b);
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

SECTION 2.    Amendments.

(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Second Amendment”: means that certain Amendment to this Agreement, dated as of April 26, 2017, by and among the Company, the Administrative Agent and the other parties thereto.

“Second Repricing Date”: as defined in the Second Amendment.

(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clauses (i) and (ii) of the definition of “Applicable Margin” contained therein in their entirety and replacing them with the following:

(i)    Base Rate Loans, 1.50% and (ii) Eurodollar Loans, 2.50%.

(c)    Section 2.13(b) of the Existing Credit Agreement is hereby amended by deleting the term “Repricing Date” in the first sentence thereof and replacing it with the term “Second Repricing Date”.

(d)    Notwithstanding anything to the contrary in the Existing Credit Agreement and for the avoidance of doubt, all Term Loans held by Non-Consenting Lenders that are assigned pursuant to this Amendment and for which accrued and unpaid interest has been paid pursuant to Section 4(c) shall accrue interest solely on and after the Second Repricing Date. For the further avoidance of doubt, nothing herein shall be deemed to modify the definition of “Applicable Margin” for any day in the relevant Interest Period prior to the Second Repricing Date for purposes of calculating interest accrued prior to the Second Repricing Date.

SECTION 3.    Conditions to Effectiveness. This Amendment (other than the amendments to be effectuated pursuant to Section 2 of this Amendment) shall become effective on the date that each of the following conditions shall have been satisfied (or waived by the Required Lenders):

(a)    the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Company and acknowledged by the Administrative Agent;

(b)    the Administrative Agent shall have received the Consent, substantially in the form of Exhibit A hereto, executed and delivered by duly authorized officers of the Required Lenders and all Consenting Lenders; and

(c)    the Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by a duly authorized officer of the Company.

SECTION 4.    Conditions to Effectiveness of Section 2. Section 2 of this Amendment shall become effective on the date (the “Second Repricing Date”) occurring on or after April 26, 2017 that each of the following conditions shall have been satisfied (or waived by the Required Lenders):

(a)    each New Lender has become a party to the Credit Agreement and this Amendment;

(b)    the Administrative Agent shall have received from the Company payment of all fees and expenses required to be paid to the Administrative Agent on or before the Second Repricing Date for which written invoices in reasonable detail have been submitted at least two Business Days prior to the Second Repricing Date;

(c)    the Administrative Agent shall have received from the Company, for the benefit of the Non-Consenting Lenders, payment of all accrued interest through the Second Repricing Date with respect to the Term Loans held by the Non-Consenting Lenders and being assigned pursuant to this Amendment;

(d)    immediately before and after giving effect to Section 2 of this Amendment, each of the representations and warranties made by the Loan Parties and set forth in each Loan Document shall be true and correct in all material respects with the same effect as if made on the Second Repricing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), in each case other than representations and warranties which are subject to a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct; and

(e)    no Default or Event of Default shall have occurred and be continuing, or would result from the effectiveness of this Amendment on the Second Repricing Date.

SECTION 5.    New Lenders. Each New Lender, the Administrative Agent and each Loan Party acknowledges and agrees that on the Second Repricing Date, upon the execution and delivery of an Assignment and Acceptance by each New Lender, it (i) shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents with a Term Loan in an amount as set forth on its signature page to this Amendment, (ii) shall be subject to and bound by the terms thereof and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Non-Consenting Lender which does not execute such Assignment and Acceptance shall be deemed to have executed and delivered such Assignment and Acceptance in accordance with Section 2.26 of the Amended Credit Agreement and shall be required to assign 100% of the outstanding principal amount of the Term Loans held by such Lender to one or more assignees which have agreed to such assignment.

SECTION 6.    No Other Amendment or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent or the Lenders. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Second Repricing Date, all references to the Credit Agreement in any Loan Document and all references to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement in the Amended Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

SECTION 7.    APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.16 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8.    Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including permitted assignees of its Term Loans in whole or in part prior to effectiveness hereof).

SECTION 9.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MICRON TECHNOLOGY, INC.

By:	/s/ Donald E. Whitt
Name: Don Whitt Title:Vice President, Tax and Treasury

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Lisa Hanson
Name: Lisa Hanson Title: Vice President

EXHIBIT A
CONSENT TO SECOND AMENDMENT
CONSENT (this “Consent”) to SECOND AMENDMENT (“Amendment”) to the CREDIT AGREEMENT, dated as of April 26, 2016 (as amended by the First Amendment, dated as of October 5, 2016 and as may be further amended, restated, supplemented or otherwise modified from time to time heretofore) among MICRON TECHNOLOGY, INC., a Delaware corporation, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent and as collateral agent, the other agents party thereto and each of the financial institutions from time to time party thereto.
Capitalized terms used in this Consent but not defined in this Consent have meanings assigned to such terms in the Amendment.

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to reprice 100% of the outstanding principal amount of the Term Loans held by such Lender in accordance with the terms of the Amendment.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

as a Lender (type name of the legal entity)

By:
Name: Title:

If a second signature is necessary:

By:
Name: Title:

EXHIBIT B
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to (i) the Second Amendment, dated as of April 26, 2017 (the “Second Amendment”) and (ii) the CREDIT AGREEMENT, dated as of April 26, 2016 (as amended by the First Amendment, dated as of October 5, 2016 and as may be further amended, restated, supplemented or otherwise modified from time to time heretofore, the “Existing Credit Agreement”) among MICRON TECHNOLOGY, INC., a Delaware corporation (the “Company”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent and as collateral agent (the “Administrative Agent”), the other agents party thereto and each of the financial institutions from time to time party thereto.
2.    The Existing Credit Agreement is being amended pursuant to the Second Amendment. The undersigned hereby agrees, with respect to each Loan Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Second Amendment; and
(b)    all of the Liens and security interests created and arising under such Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Second Amendment, as collateral security for its obligations, liabilities and indebtedness under the Existing Credit Agreement and under its guarantees in the Loan Documents.
3.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    Delivery of an executed counterpart of a signature page of this Acknowledgment and Confirmation by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Confirmation.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgement and Confirmation to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

MICRON TECHNOLOGY, INC.

By:
Name: Title:

[Signature Page to Acknowledgement and Consent]